Capital Structure	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Capital Structure
10. Capital Structure
Shares Authorized
As of December 31, 2020, the Company had authorized a total of
750,000,000
shares for issuance with
600,000,000
shares designated as common stock and
150,000,000
shares designated as preferred stock.
Warrants
As of December 31, 2020, the Company had
760,915
private warrants outstanding. Each private warrant entitles the registered holder to purchase one
share of common stock at a price of $
11.50
per share, subject to adjustment, at any time commencing
30
days after the completion of the Business Combination. There were
129,085
private warrants exercised in the fourth quarter of 2020, for total proceeds of $
1.5
 million.
The exercise price and number of common shares issuable upon exercise of the private warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. However, the private warrants will not be adjusted for issuance of common stock at a price below its exercise price.
On July 22, 2020, the Company issued a notice of redemption of all of its outstanding public warrants on a cash basis which was completed in September 2020. The Company issued 22,877,806 shares of common stock pursuant to the exercise of public warrants and received approximately $263.1 million of proceeds from such exercises. The 122,194 public warrants not exercised by the end of the redemption period were redeemed for a price of $0.01 per public warrant, and subsequently cancelled by the Company. The private warrants held by the initial holders thereof or permitted transferees of the initial holders were not subject to this redemption.